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EXHIBIT 10.1 - INTEREST RATE CAP AGREEMENT

(Multicurrency--Cross Border)


                                    ISDA(R)
              International Swaps and Derivatives Association, Inc.



                                MASTER AGREEMENT
                            dated as of May 7, 2002


WACHOVIA BANK, NATIONAL ASSOCIATION and TYLER INTERNATIONAL FUNDING, INC. have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1.    Interpretation

a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.   Obligations

(a)  General Conditions.

     (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

     (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

     (iii) Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

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(b)   Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)   Netting. If on any date amounts would otherwise be payable:--

      (i)     in the same currency; and

      (ii)    in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)   Deduction or Withholding for Tax.

      (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

              (1)    promptly notify the other party ("Y") of such requirement;

              (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

              (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

              (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

                     (A) the failure by Y to comply with or perform any
              agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

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                 (B)   the failure of a representation made by Y pursuant to
                 Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

     (ii)   Liability. If:--

            (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

            (2)  X does not so deduct or withhold; and

            (3) a liability resulting from such Tax is assessed directly against X,

     then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.   Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)  Basic Representations.

     (i) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing;

     (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

     (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or

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     judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.   Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

     (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

     (ii)  any other documents specified in the Schedule or any Confirmation;
     and

     (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand),

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         with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such Confirmation or, if none is specified. as soon as reasonably practicable.

(b) Maintain Authorizations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organized, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.  Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

    (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

    (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;


    (iii) Credit Support Default.

          (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

          (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

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          (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

    (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

    (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or
(3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

    (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

    (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--


          (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process

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                  is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

          (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

                  (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                  (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

          (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--


                  (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                  (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

          (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

          (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
          Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on

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         account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

         (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

         (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.       Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non- defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1),
(3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)      Right to Terminate Following Termination Event.

         (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

         (ii) Transfer to Avoid Termination Event. If either an Illegality under
         Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

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         If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

         (iii)    Two Affected Parties. If an Illegality under Section 5(b)(i)
         (1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

         (iv)     Right to Terminate. If:--

                  (1) a transfer under Section 6(b)(ii) or an agreement under
                  Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

                  (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)      Effect of Designation.

         (i)  If notice designating an Early Termination Date is given under
         Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

         (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      Calculations.

         (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

         (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in

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

         the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss," and a payment method, either the "First Method" or the "Second Method." If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method," as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

         (i) Events of Default. If the Early Termination Date results from an Event of Default:--

                  (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

                  (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

                  (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to
                  (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                  (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

         (ii) Termination Events. If the Early Termination Date results from a Termination Event:--

                  (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

                  (2) Two Affected Parties. If there are two Affected Parties:--

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

                           (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                           (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

                  If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.


         (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

         (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.       Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this

Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.    Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)   Counterparts and Confirmations.

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

         (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

         (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organization of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.      Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.      Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

         (i) if in writing and delivered in person or by courier, on the date it is delivered;

         (ii) if sent by telex, on the date the recipient's answerback is received;

         (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

         (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

         (v) if sent by electronic messaging system, on the date that electronic message is received, unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

         (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

         (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and
(v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)
(ii)) on which that amount is payable, the Default Rate;

(c) is respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)      in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

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

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organized, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated organized, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meaning specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

WACHOVIA BANK, NATIONAL ASSOCIATION            TYLER INTERNATIONAL FUNDING, INC.



By: /s/ Kim V. Farr                            By:   /s/ Philip J. Dunn
    ------------------------                        ---------------------------
    Name:  Kim V. Farr                         Name:    Philip J. Dunn
    Title: Vice President                      Title:   Vice President
    Date:  May 3, 2002                         Date     May 6, 2002

(Multicurrency--Cross Border)

                                    ISDA (R)
                  International Swap Dealers Association, Inc.

                                    SCHEDULE
                                     to the
                                Master Agreement

                             dated as of May 7, 2002

between   WACHOVIA BANK,                and     TYLER INTERNATIONAL
          NATIONAL ASSOCIATION                  FUNDING, INC.
               ("Party A")                            ("Party B")

                         PART 1: Termination Provisions
                                 ----------------------

(a)      "Specified Entity" means in relation to Party A for the purpose of:-

         Section 5(a)(v)   (Default under Specified Transaction),      none;
         Section 5(a)(vi)  (Cross Default),                            none;
         Section 5(a)(vii) (Bankruptcy),                               none; and
         Section 5(b)(iv)  (Credit Event Upon Merger),                 none;

         in relation to Party B for the purpose of:-

         Section 5(a)(v)   (Default under Specified Transaction)       none;
         Section 5(a)(vi)  (Cross Default),                            none;
         Section 5(a)(vii) (Bankruptcy),                               none; and
         Section 5(b)(iv)  (Credit Event Upon Merger),                 none.

(b)      "Specified Transaction" will have the meaning specified in Section 14.

(c)      The "Cross-Default" provisions of Section 5(a)(vi)
                 will not apply to Party A
                 will not apply to Party B.

(d)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv)
                 will apply to Party A
                 will not apply to Party B.

(e)      The "Automatic Early Termination" provision of Section 6(a)
                 will not apply to Party A
                 will not apply to Party B.

(f)      Payments on Early Termination.  For the purpose of Section 6(e):

         (i)      Market Quotation will apply.
         (ii)     The Second Method will apply.

(g)      "Termination Currency" means United States Dollars.

(h) "Additional Termination Event." The occurrence of any of the following events shall be an Additional Termination Event:

         (A) the Trustee declares an Additional Termination Event and designates an Early Termination Date by notice given to Party A in order to realize upon the Swap Collateral as described in
                  Part 5 of this Schedule;

         (B) the short-term ratings of the unsecured and unsubordinated debt, deposit or letter of credit obligations of Party A are withdrawn by Standard & Poor's or Moody's or are reduced below the Required Rating by Standard & Poor's or Moody's and Party A fails to make a Required Transfer within 30 days of such withdrawal or reduction in accordance with the terms of Section (f) of Part 5 of this Schedule.

         For purposes of the right to terminate under Section 6(b)(iv), Party A will be the sole Affected Party for the above-described Additional Termination Events. Notwithstanding which Party is the Affected Party for any such Additional Termination Event, Party A shall make the calculations under Section 6(e) of this Agreement as though it were the non-Affected Party for purposes of Section 6(e)(ii)(1) of this Agreement, provided that the Market Quotation for a Terminated Transaction shall be the Reference Market-maker's price for entering into a Replacement Transaction with a creditworthy counterparty in which the Reference Market-maker:

         (x) with respect to the Additional Termination Event described in clause (A) above, would take the side that Party A had taken in the Terminated Transaction, known as the "bid side"; and

         (y) with respect to the Additional Termination Event described in clause (B) above, would take the side that Party B had taken in the Terminated Transaction, known as the "offered side".

(i)      The "Breach of Agreement" provisions of Section 5(a)(ii)
                  will apply to Party A
                  will not apply to Party B

(j)      The "Credit Support Default" provisions of Section 5(a)(iii)
                  will apply to Party A
                  will apply to Party B, as modified by Paragraph 7 of the Credit Support Annex

(k)      The "Misrepresentation" provisions of Section 5(a)(iv)
                  will apply to Party A
                  will not apply to Party B

(l)      The "Default under Specified Transaction" provisions of Section
5(a)(v)
                  will apply to Party A
                  will not apply to Party B

(m)        The "Bankruptcy" provisions of Section 5(a)(vii)
                  will apply to Party A
                  will not apply to Party B

(n)        The "Merger Without Assumption" provisions of Section 5(a)(viii)
                  will apply to Party A
                  will not apply to Party B

(o) Events of Default. An Event of Default shall not occur with respect to Party A under Section 5(a)(v)(1) or (2) when the default arises solely (i) out of a wire transfer problem or an operational or administrative error or omission (so long as the required funds or property required to make that payment or delivery were otherwise available to Party A) or (ii) from the general unavailability of the relevant currency due to exchange controls or other similar governmental action, but in either case only if such payment or delivery is made within three Local Business Days after such problem has been corrected, such error or omission has been discovered or such currency becomes generally available.

                           PART 2: Tax Representations
                                   -------------------

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representation:-

           It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (x) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (y) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (z) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (y) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representations. For the purpose of Section 3(f) of this Agreement, Party A and Party B will make the following representations specified below, if any:-

                  (i)   The following representations will apply to Party A:

                Party A is a national banking association created or organized under the laws of the United States of America, is a United States taxpayer for United States federal income tax purposes and its federal taxpayer identification number is 22-1147033.

                  (ii)  The following representations will apply to Party B:

                Party B is a stock corporation created or organized under the laws of the State of Delaware, is (or its beneficial owner if Party B is disregarded for United States federal income tax purposes) a United States taxpayer for United States federal income tax purposes and its federal taxpayer identification number is 54-2062185.

                     PART 3: Agreement to Deliver Documents
                             ------------------------------

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents:

(a)     Tax forms, documents or certificates to be delivered are:

        Party required to       Form/Document/Certificate              Date by which to be delivered
        deliver document
        --------------------    ----------------------------------     ------------------------------
        Party B                 Internal Revenue Service Form W-9      Upon execution and delivery of this
                                                                       Agreement

        Party                   A and Party B Any form, document or    Upon request
                                certificate as may be requested
                                pursuant to Section 4(a)(iii) of
                                this Agreement.

(b)      Other documents to be delivered are:

   Party required to       Form/Document/Certificate                   Date by                   Covered by Section
   deliver document                                                    which to be               3(d) Representation
                                                                       delivered
   -------------------     ---------------------------------------     --------------------      ---------------------
   Party A and Party       Certified copies of all corporate           Upon execution and        Yes
   B                       authorizations and any other                delivery of this
                           documents with respect to the               Agreement
                           execution, delivery and performance
                           of this Agreement and any Credit
                           Support Document

   Party A and Party       Certificate of authority and specimen       Upon execution and        Yes
   B                       signatures of individuals executing         delivery of this
                           this Agreement any Credit Support           Agreement and
                           Document and Confirmations                  thereafter upon
                                                                       request of the
                                                                       other party

                              PART 4: Miscellaneous
                                      -------------

(a)   Address for Notices. For the purpose of Section 12(a) of this Agreement:-

      Address for notice or communications to Party A:

       Wachovia Bank, National Association
       301 S. College St.
       NC0600
       Charlotte, NC  28288-0600
       Attention:  Bruce Young, Senior Vice President
       Telephone No.: 704-383-8778
       Facsimile No.: 704-383-0575

      Address for notice or communications to Party B:

       Tyler International Funding, Inc.
       3/rd/ Floor, Suite 287
       2 Reid Street
       Hamilton HM 11
       Bermuda
       Attention: Treasurer
       Telephone No.: (441) 296-5874
       Facsimile No.: (441) 296-4623
         with copy to:

         Circuit City Stores, Inc.
         9954 Mayland Drive
         Richmond, Virginia  23233
         Attention:  Phil Dunn
         Telephone No.:  804-527-4000
         Facsimile No.: 804-527-4113

(b)      Process Agent.  For the purpose of Section 13(c):

         Party A appoints as its Process Agent:  Not applicable.

         Party B appoints as its Process Agent:  Not applicable.

(c)      Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)      Multibranch Party. For the purpose of Section 10 of this Agreement:-

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      Calculation Agent.  The Calculation Agent is Party A.

(f)      Credit Support Document.  Details of any Credit Support Document:-

         Credit Support Document means in relation to Party A: the Credit Support Annex between Party A and Party B dated as of May 7, 2002.

         Credit Support Document means in relation to Party B: Not applicable.

(g)      Credit Support Provider.

         Not applicable.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to its conflict of laws doctrine).

(i)      Netting of Payments.  Section 2(c) of this Agreement will not apply.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

(k)      Required Ratings.

         "Required Rating" means, for so long as the Certificates are
          ---------------
         outstanding, a short-term debt rating of "A-1" from Standard and Poor's (for so long as Standard and Poor's rates the Certificates) and a short-term debt rating of "P-1" from Moody's (for so long as Moody's rates the Certificates).

         "Standard & Poor's" means Standard & Poor's, a division of the
          -----------------
         McGraw-Hill Companies, Inc.

         "Moody's" means Moody's Investors Services, Inc.
          -------

         "Certificates" means the Circuit City Credit Card Master Trust Class A
          ------------
         Floating Rate Asset Backed Certificates, Series 2002-1, the Circuit City Credit Card Master Trust Class B Floating Rate Asset Backed Certificates, Series 2002-1, and the Circuit City Credit Card Master Trust Collateralized Trust Obligations, Series 2002-1 issued pursuant to the Pooling and Servicing Agreement.

         "Pooling and Servicing Agreement" means that certain Amended and
          -------------------------------
         Restated Master Pooling and Servicing Agreement dated as of December 31, 2001, among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Transferor under the Prior Agreement and as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bakers Trust Company), as Trustee (the "Trustee"), as supplemented by the Series 2002-1 Supplement to Amended and Restated Master Pooling and Servicing Agreement dated as May 7, 2002 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and the Trustee.

         If the short-term ratings of the unsecured and unsubordinated debt, deposit or letter of credit obligations of Party A are withdrawn by Standard & Poor's or Moody's or are reduced below the Required Rating by Standard & Poor's or Moody's, Party A shall provide written notice of such withdrawal or reduction to Party B, the Trustee, Standard & Poor's and Moody's as soon as practicable but in any event within three Business Days of such withdrawal or reduction.

                            PART 5: Other Provisions
                                    ----------------

(a) Delivery of Confirmations. For each Transaction entered into hereunder, Party A shall promptly send to Party B a Confirmation via facsimile transmission. Party B agrees to respond to such Confirmation within two
         (2) Business Days, either confirming agreement thereto or requesting a correction of any error(s) contained therein. Failure by Party A to send a Confirmation or of Party B to respond within such period shall not affect the validity or enforceability of such Transaction. Absent manifest error, there shall be a presumption that the terms contained in such Confirmation are the terms of the Transaction.

(b) Recording of Conversations. Each party to this Agreement acknowledges and agrees to the tape recording of conversations between the parties to this Agreement whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement.

 (c) Section 3(a) of this Agreement is amended by (i) deleting the word "and" at the end of clause (iv); (ii) deleting the period at the end of clause (v) and inserting therein "; and " ; and (iii) by inserting the following additional representation:

         "(vi) Eligible Swap Participant. It is an `eligible contract participant' within the meaning of the Commodity Exchange Act (as amended by the Commodity Futures Modernization Act of
               2000)."

(d) Section 3 is revised so as to add the following Section (g) at the end thereof:

         "(g) Relationship Between Parties. Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

               (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

               (ii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

               (iii) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction."

(e) Waiver of Right to Trial by Jury. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(f) Required Transfers. Notwithstanding Section 7 of this Agreement, if the short-term ratings of the unsecured and unsubordinated debt, deposit or letter of credit obligations of Party A are withdrawn by Standard & Poor's or Moody's or are reduced below the Required Rating by Standard & Poor's or Moody's, Party A shall make a Required Transfer within 30 days of such withdrawal or reduction.

         "Required Transfer" means a transfer, in whole but not in part, of all
          -----------------
         of Party A's rights and obligations under this Agreement and which meets all of the following requirements:

               (i) the transferee is a recognized dealer in interest rate swaps reasonably acceptable to Party B, the Trustee, Standard & Poor's (for so long as Standard & Poor's rates the Certificates and as confirmed in writing) and Moody's (for so long as Moody's rates the Certificates and as confirmed in writing) organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Party B and the Trustee) and, at the time of the transfer, it (or its proposed guarantor) maintains at least (A) the Required Rating, and (B) a long-term rating of A+ from Standard & Poor's on its unsecured and unsubordinated debt, deposit or letter of credit obligations, and (C) a long-term rating of "A1" from Moody's on its unsecured and unsubordinated debt, deposit or letter of credit obligations;

               (ii) neither an Event of Default with respect to the transferee nor a Termination Event would exist immediately after that transfer; and

               (iii) the transferee executes and delivers a written agreement reasonably satisfactory to Party B in which the transferee, among other things, legally and effectively accepts all the rights and assumes all the obligations of Party A under this Agreement.

(g) Permitted Security Interest. For purposes of Section 7 of this Agreement, Party A hereby consents to the Permitted Security Interest, subject to the provisions of paragraph (h) below.

      "Permitted Security Interest" means the collateral assignment by Party B
       ---------------------------
      of the Swap Collateral to the Trustee pursuant to the Pooling and Servicing Agreement, and the granting to the Trustee of a security interest in the Swap Collateral pursuant to the Pooling and Servicing Agreement.

      "Swap Collateral" means all right, title and interest of Party B in this
       ---------------
      Agreement, each Transaction hereunder, and all present and future amounts payable by Party A to Party B under or in connection with this Agreement or any Transaction governed by this Agreement, whether or not evidenced by a Confirmation, including, without limitation, any transfer or termination of any such Transaction.

(h)   Effect of Permitted Security Interest.

      (i) Notwithstanding the Permitted Security Interest, Party B shall not be released from any of its obligations under this Agreement or any
      Transaction, and Party A may exercise its rights and remedies under this Agreement without notice to, or the consent of the Trustee, except as otherwise expressly provided in this Agreement.

      (ii) Party A's consent to the Permitted Security Interest is expressly limited to the Trustee for the benefit of the holders of the Certificates under the Pooling and Servicing Agreement, and Party A does not consent to the sale or transfer by the Trustee of the Swap Collateral to or for the benefit of any other person or entity (other than a successor to the Trustee under the Pooling and Servicing Agreement acting in that capacity). The Trustee may realize upon the Swap Collateral by declaring an Additional Termination Event and designating an Early Termination Date by notice given to Party A pursuant to the Additional Termination Event provisions of this Schedule; provided, that the Trustee shall only declare an Additional Termination Event and designate an Early Termination Date if
      (A) such action is taken in connection with either (x) the obtaining of a Replacement Interest Rate Cap or a Qualified Substitute Arrangement (in each case as defined in the Pooling and Servicing Agreement) following Party A's failure to make a Required Transfer in accordance with the terms of Part 5(f) of this Schedule, or (y) a liquidation of the Trust Property (as defined in the Pooling and Servicing Agreement) under the Pooling and Servicing Agreement, and (B) in connection with clause (A)(x) above, the Rating Agency Condition (as defined in the Pooling and Servicing Agreement) shall have been satisfied.

      (iii) Party B hereby acknowledges that, as a result of the Permitted Security Interest, all of its rights under this Agreement, including any Transaction, have been assigned to the Trustee pursuant to the Pooling and Servicing Agreement, and notwithstanding any other provision in this Agreement, Party B may not take any action hereunder to exercise any of such rights without the prior written consent of the Trustee, including, without limitation, providing any notice under this Agreement the effect of which would be to cause an Early Termination Date to occur or be deemed to occur. If Party B gives any notice to Party A for the purposes of exercising any of Party B's rights under this Agreement, Party A shall have the option of treating that notice as void unless that notice is signed by the Trustee acknowledging its consent to the provisions of that notice. Nothing herein shall be construed as requiring the consent of the Trustee for the performance by Party B of any of its obligations hereunder.

      (iv) Except as expressly provided in this Agreement for any Required Transfer, Event of Default, Termination Event or Additional Termination Event, neither Party A nor Party B may enter into any agreement to transfer or dispose of any Transaction, whether in the form of a termination, unwind, transfer or otherwise without (A) the prior written consent of the Trustee, (B) prior written notice to each of Standard & Poor's (so long as the Certificates are deemed outstanding under the Pooling and Servicing Agreement and are rated by Standard & Poor's) and Moody's (so long as the Certificates are deemed outstanding under the Pooling and Servicing Agreement and are rated by Moody's), and (C) written confirmation by each of Standard & Poor's (so long as the Certificates are deemed outstanding under the Pooling and Servicing Agreement and are rated by Standard & Poor's) and Moody's (so long as the Certificates are deemed outstanding under the Pooling and Servicing Agreement and are rated by Moody's) that such transfer or disposition will not cause the reduction or withdrawal of their then current rating on such Certificates.

      (v) No amendment, modification or waiver in respect of this Agreement will be effective unless (A) evidenced by a writing executed by each party hereto, (B) the Trustee has acknowledged its consent thereto in writing with respect to any amendment or modification of this Agreement that adversely affects the rights of Party B, (C) Standard & Poor's (so long as the Certificates are deemed outstanding under the Pooling and Servicing Agreement and are rated by Standard & Poor's) and Moody's (so long as the Certificates are deemed outstanding under the Pooling and Servicing Agreement and are rated by Moody's) shall have received prior written notice of such amendment, modification or waiver and (D) Standard & Poor's (so long as the Certificates are deemed outstanding under the Pooling and Servicing Agreement and are rated by Standard & Poor's) and Moody's (so long as the Certificates are deemed outstanding under the Pooling and Servicing Agreement and are rated by Moody's) confirm in writing that such amendment, modification or waiver will not cause the reduction or withdrawal of their then current rating on such Certificates.

(i) Scope of Agreement. The parties hereby agree that Transactions hereunder shall be limited to interest rate cap transactions sold by Party A to Party B related to and benefiting the Certificates. Party B shall notify Party A not less than three Business Days prior to the date that the outstanding principal balance of any class of the Certificates shall equal zero.

(j) No Bankruptcy Petition. Notwithstanding any prior termination of the Pooling and Servicing Agreement or this Agreement, Party A hereby covenants and agrees that it shall not, prior to the date which is one year and one day (or, if longer, the applicable preference period then in effect) after the final payment of all series of investor certificates issued by the Circuit City Credit Card Master Trust (the "Trust"), petition or otherwise invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestor or other similar official of the Trust or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Trust.

(k) Set-off. Party A and Party B hereby waive any and all right of set-off with respect to any amounts due under this Agreement or any Transaction, provided that such waiver shall not be construed to waive or otherwise limit the netting provisions of Sections 2(c) and 6(e) of this Agreement or the set-off rights contained in the Credit Support Annex.

Accepted and agreed:

WACHOVIA BANK, NATIONAL ASSOCIATION            TYLER INTERNATIONAL FUNDING, INC.



By: /s/ Kim V. Farr                            By: /s/ Philip J. Dunn
    Name: Kim V. Farr                              Name: Philip J. Dunn
    Title: Vice President                          Title: Vice President

(One-Way Pledge by Party A)       (ISDA Agreements Subject to New York Law Only)


                                     ISDA(R)

              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX

                             to the Schedule to the

                                MASTER AGREEMENT

                             dated as of May 7, 2002

                                     between

                 WACHOVIA BANK, NATIONAL ASSOCIATION ("Party A")

                                       and

                  TYLER INTERNATIONAL FUNDING, INC. ("Party B")


This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Accordingly, the parties agree as follows:

At any time a Collateral Event has occurred and is continuing with respect to Party A, Party A shall be obligated to transfer Eligible Collateral not later than the Collateral Support Commencement Date (as hereinafter defined) in accordance with the terms of this Annex. If a Collateral Event occurs and thereafter ceases to be continuing (and provided that no Event of Default or Potential Event of Default exists with respect to Party A) or Party A has made a Required Transfer under this Agreement, then Party A's obligations to transfer Eligible Collateral under this Annex will immediately cease with respect to such Collateral Event, and Party B will, upon demand by Party A, return, or cause its Custodian to return, all Collateral held under this Annex.

"Collateral Event" means the failure of Party A to make a Required Transfer within 30 days following a withdrawal or reduction of its credit rating below the Required Rating as provided in Section (f) of Part 5 of the Schedule to this Agreement. "Collateral Support Commencement Date" means the first Business Day following the 30-Day period after such withdrawal or reduction of Party A's credit rating.

Paragraphs 1 - 12.  Incorporation

Paragraphs 1 through 12 inclusive of the ISDA Credit Support Annex (Bilateral
Form) (ISDA Agreements Subject to New York Law Only) published in 1994 by the International Swaps and

Derivatives Association, Inc. are incorporated herein by reference and made a part hereof, except that Paragraph 1(b) is hereby amended in its entirety to read as follows:

"(b) Secured Party and Pledgor. Notwithstanding anything contained in this Annex to the contrary, (i) all references in this Annex to the "Secured Party" and all references to "other party"" in Paragraphs 2, 9 and 11(b) of this Annex, will be to Party B exclusively, and (iii) all references in this Annex to the "Pledgor" and all references to "Each party" or "a party" in Paragraphs 2, 9 and 11(b) of this Annex, will be to Party A exclusively."

Paragraph 13.  Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations: Not applicable.

(b) Credit Support Obligations.

    (i) Delivery Amount, Return Amount and Credit Support Amount.

        (A) "Delivery Amount" has the meaning specified in Paragraph 3(a).

        (B) "Return Amount" has the meaning specified in Paragraph 3(b).

        (C) "Credit Support Amount" has the meaning specified in Paragraph 3.

    (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral" for the party specified:


                                                              Party A           Valuation
                                                                                Percentage
     (A)   Cash                                               [X]                  100%

     (B)   negotiable debt obligations                        [X]                   99%
           issued by the U.S. Treasury
           Department having a remaining
           maturity of not more than one
           year ("Treasury Bills")

     (C)   negotiable debt obligations                        [X]                   99%
           issued by the U.S. Treasury
           Department having a remaining
           maturity of more than one
           year but not more than
           5 years ("Treasury Notes")

     (D)   negotiable debt obligations                        [X]                   98%
           issued by the U.S. Treasury
           Department having a remaining
           maturity of more than
           5 years but not more than
           10 years ("Treasury Notes")

     (E)   negotiable debt obligations issued by the U.S.       [X]                  97%
           Treasury Department having a remaining maturity
           of more than 10 years ("Treasury Bonds")

     (F)   negotiable debt obligations of the Federal           [X]                  92%
           National Mortgage Association (FNMA), Federal
           Home Loan Mortgage Corporation (FHLMC), Federal
           Home Loan Banks (FHLB), Federal Farm Credit
           Banks (FFCB), Student Loan Marketing Association
           (SLMA), Tennessee Valley Authority (TVA) having
           a remaining maturity of not more than 30 years
           ("Agency Securities")

     (G)   mortgage participation certificates issued by        [X]                  92%
           FHLMC evidencing undivided interest or
           participations in pools of first lien
           conventional or FHA/VA residential mortgages or
           deeds of trust, guaranteed by FHLMC, and having
           a remaining maturity of not more than 30 years
           ("FHLMC Certificates")

     (H)   mortgage-backed pass-through certificates            [X]                  92%
           issued by FNMA evidencing undivided interests in
           pools of first lien mortgages or deeds of trust
           on residential properties, guaranteed by the
           FNMA, having a remaining maturity of not more
           than 30 years ("FNMA Certificates")

     (I)   mortgage-backed pass-through certificates            [X]                  92%
           issued by private entities, evidencing
           undivided interests in pools of first lien
           mortgages or deeds of trust on single family
           residences, guaranteed by the Government National
           Mortgage Association (GNMA) with the full faith
           and credit of the United States, and having a
           remaining maturity of not more than 30 years
           ("GNMA Certificates")

     (J)   commercial paper with a rating of at least P-1       [X]                 100%
           by Moody's and at least A-1 by Standard and
           Poor's and having a remaining maturity of not
           more than 30 days ("Commercial Paper")

     (K)   other items of credit support approved by the        [X]               % to be
           Rating Agencies                                                      determined by

                                                                     such Rating
                                                                     Agencies

   (iii) Other Eligible Support.  Not applicable.

   (iv) Thresholds.

        (A)   "Independent Amount" means for Pledgor: $0

        (B) "Threshold" means for Pledgor on any date of determination: $0 if the short-term ratings of the unsecured and unsubordinated debt, deposit or letter of credit obligations of Pledgor are withdrawn or are reduced below the Required Rating by Standard & Poor's or Moody's and Pledgor fails to make a Required Transfer within 30 days of such withdrawal or reduction; otherwise, the Threshold for Pledgor shall be infinite.

        (C) "Minimum Transfer Amount" means for any Delivery Amount of Pledgor on any date of determination: $100,000 if the short-term ratings of the unsecured and unsubordinated debt, deposit or letter of credit obligations of Pledgor are withdrawn or are reduced below the Required Rating by Standard & Poor's or Moody's and Pledgor fails to make a Required Transfer within 30 days of such withdrawal or reduction; otherwise, the Minimum Transfer Amount for Pledgor shall be infinite; and for any Return Amount of Secured Party: $0.

        (D) Rounding: The Delivery Amount and the Return Amount will be rounded down to the nearest integral multiple of $10,000.

(c) Valuation and Timing.

   (i) "Valuation Agent" means, for purposes of Paragraphs 3, 4(d)(ii), 5 and 6(d), Pledgor.

   (ii) "Valuation Date" means, for any Collateral Event, the second New York Business Day prior to the Credit Support Commencement Date and thereafter any Local Business Day while the Collateral Event is continuing; provided that there shall be one Valuation Date per month on a date selected by the Valuation Agent, which shall be the same calendar day each month to the extent practicable, on a reasonably consistent basis and provided further that if the Exposure fluctuates by more than one percent of the aggregate then current outstanding Notional Amount of the Transactions hereunder, there shall be one Valuation Date per week on a date selected by the Valuation Agent, which shall be the same calendar day each week to the extent practicable, on a reasonably consistent basis. If the Delivery Amount for the Valuation Date associated with the Credit Support Commencement Date or a monthly or weekly Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the demand by the Secured Party referred to in Paragraph 3(a) of this Annex shall be deemed to have been given (A) with respect to a Credit Support Commencement Date, on the first New York Business Day preceding the Credit Support Commencement Date, prior to the Notification Time, and (B) with respect to a monthly or weekly Valuation Date, on that monthly or weekly Valuation Date, prior to the Notification Time, and subject to the terms and conditions of this Annex, the Pledgor will transfer to the Secured Party the amount of Eligible Collateral it is required to Transfer with respect to that Valuation Date in accordance with Paragraph 3(a) of this Annex.

   (iii) "Valuation Time" means the close of business in New York City on the Local Business Day before the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

   (iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Event(s) will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):

                                        Party B

       Illegality                       [  X  ]

provided that if the Affected Party would be entitled to receive Eligible Credit Support or Posted Credit Support but for that Specified Condition, then notwithstanding Sections 6(b)(ii) and (iii) of the Agreement, the Affected Party may designate an Early Termination Date in respect of all Affected Transactions pursuant to Section 6(b)(iv) as the result of any such Termination Event(s) regardless of whether the condition set forth in Section 6(b)(iv)(1) has been satisfied.

(e)  Substitution.

   (i) "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

   (ii) Consent. The Pledgor (choose one) [ ] must obtain [ X ] is not required to obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

(f)  Dispute Resolution.

   (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

   (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support other than Cash will be calculated based on the mid-point between the bid and offered purchase rates or prices for that Posted Credit Support as reported on the Bloomberg electronic service as of the Resolution Time, of if unavailable, as quoted to the Valuation Agent as of the Resolution Time by a dealer in that Posted Credit Support of recognized standing selected in good faith by the Valuation Agent, which calculation shall include any unpaid interest on that Posted Credit Support.

   (iii) Alternative.  The provisions of Paragraph 5 will apply.

(g)  Holding and Using Posted Collateral.

     (i) Eligibility to Hold Posted Collateral; Custodians. The Custodian for Party B will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

     (A) Posted Collateral may be held only in the following jurisdictions:
     United States of America.

     (B) The Custodian maintains a Credit Rating of at least BBB+ from S&P and Baa1 from Moody's and is an Eligible Institution (as defined in the Pooling and Servicing Agreement). If , at any time, the Custodian holding any Posted Collateral ceases to satisfy the conditions set forth in this Paragraph 13(g), Party A and Party B shall within ten Business Days cause such Posted Collateral to be transferred to a new custodian who shall satisfy the conditions set forth in this Paragraph 13(g).

     (C) The Custodian is a bank or trust company having total assets in excess of $10 billion.

     (D) The Posted Collateral shall be deposited into a segregated trust account, maintained in the name of the Custodian, for the benefit of the class of Certificates to which the applicable Transaction relates.

     The Custodian for Party B is: the Trustee.

     (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B.

(h)  Interest Amount.

     (i) Interest Rate. The "Interest Rate" for any day will be the Federal Funds (Effective) rate published in N.Y. Federal Reserve Statistical Release H.15(519) for that day (or if that day is not a New York Business Day, then for the next preceding New York Business Day).

     (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the last local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

     (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)  Additional Representation(s). Not applicable.

(j)  Other Eligible Support and Other Posted Support. Not applicable.

(k) Demands and Notices. All demands, specifications and notices under this Annex will be made to a party as follows unless otherwise specified from time to time by that party for purposes of this Annex in a written notice given to the other party:

To Party A:  Wachovia Bank, National Association
             8739 Research Drive
             Charlotte, NC 28262-0675

             Attention:  Collateral Management Group

             Fax:  (704)593-7079
             Phone:  (704) 593-7962

To Party B:  To the address as specified in the Notices Section of the Agreement

(l)  Addresses for Transfers.

     Party A: For each Transfer to Party A, instructions will be provided by Party A for that specific Transfer.

     Party B: For each Transfer to Party B, instructions will be provided by Party B for that specific Transfer.

(m) Other Provisions.

"Exposure" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the greater of
(x) the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; (y) the aggregate of the next succeeding amounts payable by the Pledgor in its capacity as a party to each Transaction under the Agreement and (z) one percent of the aggregate of the outstanding notional amount of all outstanding Transactions under the Agreement (determined on such Valuation Date).

IN WITNESS WHEREOF the parties have executed this Credit Support Annex as of the date hereof.

WACHOVIA BANK, NATIONAL ASSOCIATION

By:  /s/ Kim V. Farr
Name: Kim V. Farr
Title: Vice President


TYLER INTERNATIONAL FUNDING, INC.


By:  /s/ Philip J. Dunn
Name: Philip J. Dunn
Title: Vice President

Wachovia
                       RATE CAP TRANSACTION CONFIRMATION
--------------------------------------------------------------------------------

Date:                  May 07, 2002
To:                    Tyler International Funding, Inc. ("Counterparty")
Address:               2 Reid Street, 3rd Floor, Suite 287
                       Hamilton, HM11, Bermuda
Attention:             Barbara Faiella
From:                  Wachovia Bank, National Association ("Wachovia")
Ref. No.               72707

Dear Barbara Faiella:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:                      Rate Cap
-----------------
Currency for Payments:                 U.S. Dollars
----------------------
Notional Amount:                       For a Calculation Period, the amount set
----------------
                                       forth opposite that Calculation Period on Attachment I hereto

Term:
-----
   Trade Date:                         May 07, 2002
   Effective Date:                     May 07, 2002
   Termination                         Date: The earlier of April 15, 2010 or
                                       the date on which the outstanding
                                       principal balance of the Circuit City
                                       Credit Card Master Trust Class A Floating
                                       Rate Asset Backed Certificates, Series
                                       2002-1, shall equal zero, subject to the Following Business Day Convention.


Fixed Amounts:
--------------

   Fixed Rate Payer:                   Counterparty
   Fixed Amount:                       USD 4,152,000.00
   Payment Date:                       May 09, 2002


Floating Amounts:
-----------------

   Floating Rate Payer:                Wachovia
   Cap Rate:                           7.00%
   Payment Dates:                      Monthly on the 15th of each month,
                                       commencing June 15, 2002, through and
                                       including the Termination Date.
   Business Day Convention:            Following
   Business Day:                       New York
   Floating Rate for initial
   Calculation Period:                 Determined two London and New York
                                       Banking Days prior to the Effective Date.
   Floating Rate Option:               USD-LIBOR-BBA
   Designated Maturity:                1 Month
   Spread:                             Plus 0.19%, and therefore the Floating
                                       Rate for any Reset Date shall be the sum of the Floating Rate Option for that Reset Date plus the Spread.

Floating Rate Day Count
Fraction:                         Actual/360
Floating Rate determined:         Two London and New York Banking Days prior to
                                  each Reset Date.
Reset Dates:                      The first day of each Calculation Period.
Compounding:                      Inapplicable
Rounding convention:              5 decimal places per the ISDA Definitions.

2. The additional provisions of this Confirmation are as follows:


Calculation Agent:                   Wachovia
------------------
Payment Instructions:                First Union/Charlotte
---------------------
                                     CIB Group
                                     ABA 053000219
                                     Ref: Derivative Desk (Trade No: 72707)
                                     Account #: 04659360006116
Wachovia Contacts:                   Settlements and/or Rate Resets:
------------------
                                     Tel: (800) 249-3865
                                     Fax: (704) 383-9139


                                     Documentation and/or Collateral:
                                     Tel: (704) 715-1960
                                     Fax: (704) 383-9139


                                     Please quote transaction reference number.
Payments to Counterparty:            Deutsche Bank Trust Company Americas, New
-------------------------
                                     York
                                     ABA No.: 021001033
                                     Circuit City Credit Card Master Trust,
                                     Collection Account, Account No. 01419647
                                     Attn: Corporate Trust, Susan Barstock

Additional Provision
--------------------

This transaction is the Class A Interest Rate Cap related to and benefiting the Class A Floating Rate Asset Backed Certificates, Series 2002-1, issued by the Circuit City Credit Card Master Trust under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Transferor under the Prior Agreement and as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee (the "Trustee"), as supplemented by the Series 2002-1 Supplement to Amended and Restated Master Pooling and Servicing Agreement dated as of May 07, 2002 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and the Trustee.

Documentation
-------------

This Confirmation supplements, forms part of and will be governed by that certain Master Agreement between the parties dated as of May 07, 2002.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

                                   Very truly yours,
                                   Wachovia Bank, National Association

                                   By: /s/ Kim V. Farr
                                      -----------------------------
                                   Name:  Kim V. Farr
                                   Title: Vice President

                                   By: /s/ Harold E. Sprague, III
                                      -----------------------------
                                   Name:  Harold E. Sprague, III
                                   Title: Associate

Accepted and confirmed as of date first above written:
Tyler International Funding, Inc

By: /s/ Philip J. Dunn
   --------------------------
Name:  Philip J. Dunn
Title: Vice President

                                  ATTACHMENT I
                         Amortization Schedule for 72707

               Calculation Period            USD Notional Amount        USD Notional Reduction
               ------------------            -------------------        ----------------------
     (from and including, to but excluding)                                 (at end of period)
07 May 02         to           17 Jun 02          217,500,000.00                          0.00
17 Jun 02         to           15 Jul 02          217,500,000.00                          0.00
15 Jul 02         to           15 Aug 02          217,500,000.00                          0.00
15 Aug 02         to           16 Sep 02          217,500,000.00                          0.00
16 Sep 02         to           15 Oct 02          217,500,000.00                          0.00
15 Oct 02         to           15 Nov 02          217,500,000.00                          0.00
15 Nov 02         to           16 Dec 02          217,500,000.00                          0.00
16 Dec 02         to           15 Jan 03          217,500,000.00                          0.00
15 Jan 03         to           18 Feb 03          217,500,000.00                          0.00
18 Feb 03         to           17 Mar 03          217,500,000.00                          0.00
17 Mar 03         to           15 Apr 03          217,500,000.00                          0.00
15 Apr 03         to           15 May 03          217,500,000.00                          0.00
15 May 03         to           16 Jun 03          217,500,000.00                          0.00
16 Jun 03         to           15 Jul 03          217,500,000.00                          0.00
15 Jul 03         to           15 Aug 03          217,500,000.00                          0.00
15 Aug 03         to           15 Sep 03          217,500,000.00                          0.00
15 Sep 03         to           15 Oct 03          217,500,000.00                          0.00
15 Oct 03         to           17 Nov 03          217,500,000.00                          0.00
17 Nov 03         to           15 Dec 03          217,500,000.00                          0.00
15 Dec 03         to           15 Jan 04          217,500,000.00                          0.00
15 Jan 04         to           17 Feb 04          217,500,000.00                          0.00
17 Feb 04         to           15 Mar 04          217,500,000.00                          0.00
15 Mar 04         to           15 Apr 04          217,500,000.00                          0.00
15 Apr 04         to           17 May 04          217,500,000.00                          0.00
17 May 04         to           15 Jun 04          217,500,000.00                          0.00
15 Jun 04         to           15 Jul 04          217,500,000.00                          0.00
15 Jul 04         to           16 Aug 04          217,500,000.00                          0.00
16 Aug 04         to           15 Sep 04          217,500,000.00                          0.00
15 Sep 04         to           15 Oct 04          217,500,000.00                          0.00
15 Oct 04         to           15 Nov 04          217,500,000.00                          0.00
15 Nov 04         to           15 Dec 04          217,500,000.00                          0.00
15 Dec 04         to           18 Jan 05          217,500,000.00                          0.00
18 Jan 05         to           15 Feb 05          217,500,000.00                          0.00
15 Feb 05         to           15 Mar 05          217,500,000.00                          0.00
15 Mar 05         to           15 Apr 05          217,500,000.00                  3,565,573.77
15 Apr 05         to           16 May 05          213,934,426.23                  3,565,573.77
16 May 05         to           15 Jun 05          210,368,852.46                  3,565,573.77
15 Jun 05         to           15 Jul 05          206,803,278.69                  3,565,573.77
15 Jul 05         to           15 Aug 05          203,237,704.92                  3,565,573.77
15 Aug 05         to           15 Sep 05          199,672,131.15                  3,565,573.77
15 Sep 05         to           17 Oct 05          196,106,557.38                  3,565,573.77
17 Oct 05         to           15 Nov 05          192,540,983.61                  3,565,573.77
15 Nov 05         to           15 Dec 05          188,975,409.84                  3,565,573.77
15 Dec 05         to           17 Jan 06          185,409,836.07                  3,565,573.77
17 Jan 06         to           15 Feb 06          181,844,262.30                  3,565,573.78

Dates subject to the Business Day convention set forth in the Confirmation.

               Calculation Period            USD Notional Amount        USD Notional Reduction
               ------------------            -------------------        ----------------------
     (from and including, to but excluding)                                 (at end of period)
15 Feb 06         to           15 Mar 06          178,278,688.52                  3,565,573.77
15 Mar 06         to           18 Apr 06          174,713,114.75                  3,565,573.77
18 Apr 06         to           15 May 06          171,147,540.98                  3,565,573.77
15 May 06         to           15 Jun 06          167,581,967.21                  3,565,573.77
15 Jun 06         to           17 Jul 06          164,016,393.44                  3,565,573.77
17 Jul 06         to           15 Aug 06          160,450,819.67                  3,565,573.77
15 Aug 06         to           15 Sep 06          156,885,245.90                  3,565,573.77
15 Sep 06         to           16 Oct 06          153,319,672.13                  3,565,573.77
16 Oct 06         to           15 Nov 06          149,754,098.36                  3,565,573.77
15 Nov 06         to           15 Dec 06          146,188,524.59                  3,565,573.77
15 Dec 06         to           16 Jan 07          142,622,950.82                  3,565,573.77
16 Jan 07         to           15 Feb 07          139,057,377.05                  3,565,573.77
15 Feb 07         to           15 Mar 07          135,491,803.28                  3,565,573.77
15 Mar 07         to           16 Apr 07          131,926,229.51                  3,565,573.77
16 Apr 07         to           15 May 07          128,360,655.74                  3,565,573.77
15 May 07         to           15 Jun 07          124,795,081.97                  3,565,573.77
15 Jun 07         to           16 Jul 07          121,229,508.20                  3,565,573.77
16 Jul 07         to           15 Aug 07          117,663,934.43                  3,565,573.77
15 Aug 07         to           17 Sep 07          114,098,360.66                  3,565,573.77
17 Sep 07         to           15 Oct 07          110,532,786.89                  3,565,573.78
15 Oct 07         to           15 Nov 07          106,967,213.11                  3,565,573.77
15 Nov 07         to           17 Dec 07          103,401,639.34                  3,565,573.77
17 Dec 07         to           15 Jan 08           99,836,065.57                  3,565,573.77
15 Jan 08         to           15 Feb 08           96,270,491.80                  3,565,573.77
15 Feb 08         to           17 Mar 08           92,704,918.03                  3,565,573.77
17 Mar 08         to           15 Apr 08           89,139,344.26                  3,565,573.77
15 Apr 08         to           15 May 08           85,573,770.49                  3,565,573.77
15 May 08         to           16 Jun 08           82,008,196.72                  3,565,573.77
16 Jun 08         to           15 Jul 08           78,442,622.95                  3,565,573.77
15 Jul 08         to           15 Aug 08           74,877,049.18                  3,565,573.77
15 Aug 08         to           15 Sep 08           71,311,475.41                  3,565,573.77
15 Sep 08         to           15 Oct 08           67,745,901.64                  3,565,573.77
15 Oct 08         to           17 Nov 08           64,180,327.87                  3,565,573.77
17 Nov 08         to           15 Dec 08           60,614,754.10                  3,565,573.77
15 Dec 08         to           15 Jan 09           57,049,180.33                  3,565,573.77
15 Jan 09         to           17 Feb 09           53,483,606.56                  3,565,573.77
17 Feb 09         to           16 Mar 09           49,918,032.79                  3,565,573.77
16 Mar 09         to           15 Apr 09           46,352,459.02                  3,565,573.77
15 Apr 09         to           15 May 09           42,786,885.25                  3,565,573.77
15 May 09         to           15 Jun 09           39,221,311.48                  3,565,573.78
15 Jun 09         to           15 Jul 09           35,655,737.70                  3,565,573.77
15 Jul 09         to           17 Aug 09           32,090,163.93                  3,565,573.77
17 Aug 09         to           15 Sep 09           28,524,590.16                  3,565,573.77
15 Sep 09         to           15 Oct 09           24,959,016.39                  3,565,573.77
15 Oct 09         to           16 Nov 09           21,393,442.62                  3,565,573.77
16 Nov 09         to           15 Dec 09           17,827,868.85                  3,565,573.77
15 Dec 09         to           15 Jan 10           14,262,295.08                  3,565,573.77
15 Jan 10         to           16 Feb 10           10,696,721.31                  3,565,573.77

Dates subject to the Business Day convention set forth in the Confirmation.

               Calculation Period            USD Notional Amount        USD Notional Reduction
               ------------------            -------------------        ----------------------
     (from and including, to but excluding)
16 Feb 10         to           15 Mar 10            7,131,147.54                  3,565,573.77
15 Mar 10         to           15 Apr 10            3,565,573.77                  3,565,573.77

Dates subject to the Business Day convention set forth in the Confirmation.

Wachovia

                       RATE CAP TRANSACTION CONFIRMATION
--------------------------------------------------------------------------------

Date:                  May 07, 2002
To:                    Tyler International Funding, Inc. ("Counterparty")
Address:               2 Reid Street, 3rd Floor, Suite 287
                       Hamilton, HM11, Bermuda
Attention:             Barbara Faiella
From:                  Wachovia Bank, National Association ("Wachovia")
Ref. No.               72708

Dear Barbara Faiella:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:               Rate Cap
-----------------
Currency for Payments:          U.S. Dollars
----------------------
Notional Amount:                USD 34,500,000.00
----------------
Term:
-----
   Trade Date:                  May 07, 2002
   Effective Date:              May 07, 2002
   Termination                  Date: The earlier of April 15, 2010 or the date
                                on which the outstanding principal balance of the Circuit City Credit Card Master Trust Class
                                B Floating Rate Asset Backed Certificates,
                                Series 2002-1, shall equal zero, subject to the Following Business Day Convention.

Fixed Amounts:
--------------

   Fixed Rate Payer:            Counterparty
   Fixed Amount:                USD 1,751,000.00
   Payment Date:                May 09, 2002

Floating Amounts:
-----------------

   Floating Rate Payer:         Wachovia
   Cap Rate:                    7.00%
   Payment Dates:               Monthly on the 15th of each month, commencing
                                June 15, 2002, through and including the
                                Termination Date.
   Business Day Convention:     Following
   Business Day:                New York
   Floating Rate for initial
   Calculation Period:          Determined two London and New York Banking Days
                                prior to the Effective Date.
   Floating Rate Option:        USD-LIBOR-BBA
   Designated Maturity:         1 Month
   Spread:                      Plus 0.90%, and therefore the Floating Rate for
                                any Reset Date shall be the sum of the Floating
                                Rate Option for that Reset Date plus the Spread.

Floating Rate Day Count
Fraction:                         Actual/360
Floating Rate determined:         Two London and New York Banking Days prior to
                                  each Reset Date.
Reset Dates:                      The first day of each Calculation Period.
Compounding:                      Inapplicable
Rounding convention:              5 decimal places per the ISDA Definitions.

2. The additional provisions of this Confirmation are as follows:

Calculation Agent:                   Wachovia
------------------
Payment Instructions:                First Union/Charlotte
---------------------
                                     CIB Group
                                     ABA 053000219
                                     Ref: Derivative Desk (Trade No: 72708)
                                     Account #: 04659360006116
Wachovia Contacts:                   Settlements and/or Rate Resets:
------------------
                                     Tel: (800) 249-3865
                                     Fax: (704) 383-9139

                                     Documentation and/or Collateral:
                                     Tel: (704) 715-1960
                                     Fax: (704) 383-9139

                                     Please quote transaction reference number.

Payments to Counterparty:            Deutsche Bank Trust Company Americas, New
-------------------------
                                     York
                                     ABA No.: 021001033
                                     Circuit City Credit Card Master Trust,
                                     Collection Account, Account No. 01419647
                                     Attn: Corporate Trust, Susan Barstock

Additional Provision
--------------------

This transaction is the Class B Interest Rate Cap related to and benefiting the Class B Floating Rate Asset Backed Certificates, Series 2002-1, issued by the Circuit City Credit Card Master Trust under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Transferor under the Prior Agreement and as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee (the "Trustee"), as supplemented by the Series 2002-1 Supplement to Amended and Restated Master Pooling and Servicing Agreement dated as of May 07, 2002 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and the Trustee.

Documentation
-------------

This Confirmation supplements, forms part of and will be governed by that certain Master Agreement between the parties dated as of May 07, 2002.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

                                   Very truly yours,
                                   Wachovia Bank, National Association

                                   By: /s/ Kim V. Farr
                                      -----------------------------
                                   Name:  Kim V. Farr
                                   Title: Vice President

                                   By: /s/ Harold E. Sprague, III
                                      ------------------------------
                                   Name:  Harold E. Sprague, III
                                   Title: Associate

Accepted and confirmed as of date first above written: Tyler International Funding, Inc.

By: /s/ Philip J. Dunn
   -------------------------
Name:  Philip J. Dunn
Title: Vice President

Wachovia

                       RATE CAP TRANSACTION CONFIRMATION
--------------------------------------------------------------------------------

Date:                  May 07, 2002
To:                    Tyler International Funding, Inc. ("Counterparty")
Address:               2 Reid Street, 3rd Floor, Suite 287
                       Hamilton, HM11, Bermuda
Attention:             Barbara Faiella
From:                  Wachovia Bank, National Association ("Wachovia")
Ref. No.               72710

Dear Barbara Faiella:

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:                    Rate Cap
----------------
Currency for Payments:               U.S. Dollars
---------------------
Notional Amount:                     USD 28,500,000.00
---------------
Term:
----
     Trade Date:                     May 07, 2002
     Effective Date:                 May 07, 2002
     Termination Date:               The earlier of April 15, 2010 or the date
                                     on which the outstanding principal balance of the Circuit City Credit Card Master
                                     Trust Collateralized Trust Obligations,
                                     Series 2002-1, shall equal zero, subject to the Following Business Day Convention.

Fixed Amounts:
-------------

     Fixed Rate Payer:               Counterparty
     Fixed Amount:                   USD 2,082,000.00
     Payment Date:                   May 09, 2002

Floating Amounts:
----------------

     Floating Rate Payer:            Wachovia
     Cap Rate:                       7.00%
     Payment Dates:                  Monthly on the 15th of each month,
                                     commencing June 15, 2002, through and
                                     including the Termination Date.
     Business Day Convention:        Following
     Business Day:                   New York
     Floating Rate for initial
     Calculation Period:             Determined two London and New York Banking
                                     Days prior to the Effective Date.
     Floating Rate Option:           USD-LIBOR-BBA
     Designated Maturity:            1 Month
     Spread:                         Plus 1.70%, and therefore the Floating Rate
                                     for any Reset Date shall be the sum of the
                                     Floating Rate Option for that Reset Date
                                     plus the Spread.
     Floating Rate Day Count
     Fraction:                       Actual/360

Floating Rate determined:         Two London and New York Banking Days prior to
                                  each Reset Date.
Reset Dates:                      The first day of each Calculation Period.
Compounding:                      Inapplicable
Rounding convention:              5 decimal places per the ISDA Definitions.

2. The additional provisions of this Confirmation are as follows:

Calculation Agent:                Wachovia
-----------------
Payment Instructions:             First Union/Charlotte
--------------------
                                  CIB Group
                                  ABA 053000219
                                  Ref: Derivative Desk (Trade No: 72710)
                                  Account #: 04659360006116
Wachovia Contacts:                Settlements and/or Rate Resets:
-----------------
                                  Tel: (800) 249-3865
                                  Fax: (704) 383-9139

                                  Documentation and/or Collateral:
                                  Tel: (704) 715-1960
                                  Fax: (704) 383-9139

                                  Please quote transaction reference number.

Payments to Counterparty:         Deutsche Bank Trust Company Americas, New York
------------------------
                                  ABA No.: 021001033
                                  Circuit City Credit Card Master Trust,
                                  Collection Account, Account No. 01419647
                                  Attn: Corporate Trust, Susan Barstock

Additional Provision
--------------------

This transaction is the CTO Interest Rate Cap related to and benefiting the Circuit City Credit Card Master Trust Collateralized Trust Obligations, Series 2002-1, issued by the Circuit City Credit Card Master Trust under the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Transferor under the Prior Agreement and as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee (the "Trustee"), as supplemented by the Series 2002-1 Supplement to Amended and Restated Master Pooling and Servicing Agreement dated as of May 07, 2002 among Tyler International Funding, Inc., as Transferor, First North American National Bank, as Servicer, and the Trustee.

Documentation
-------------

This Confirmation supplements, forms part of and will be governed by that certain Master Agreement between the parties dated as of May 07, 2002.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

                                   Very truly yours,
                                   Wachovia Bank, National Association

                                   By:  /s/ Kim V. Farr
                                      -------------------------------
                                   Name:   Kim V. Farr
                                   Title:  Vice President

                                   By:  /s/ Harold E. Sprague, III
                                      -------------------------------
                                   Name:   Harold E. Sprague, III
                                   Title:  Associate

Accepted and confirmed as of date first above written:
Tyler International Funding, Inc.

By:  /s/ Philip J. Dunn
   ---------------------------
Name:  Philip J. Dunn
Title: Vice President